Exhibit 10.4

Execution Copy

SETTLEMENT AND LICENSE AGREEMENT

This SETTLEMENT AND LICENSE AGREEMENT (this “Agreement”) is hereby entered into and made effective on April 18, 2022 (the “Effective Date”) by and among, on the one hand, Teva Pharmaceuticals International GmbH (“Teva GmbH”) and Cephalon, Inc. (“Cephalon,” together with Teva GmbH, “Teva”), and Eagle Pharmaceuticals, Inc., (“Eagle,” together with Teva, “Plaintiffs”), and on the other hand, Hospira, Inc. (“Hospira” or “Defendant”). Plaintiffs and Hospira (and Defendant) are referred to herein individually as a “Party” and collectively, as the “Parties.”

WHEREAS, Eagle owns United States Patent Nos. 9,034,908 (“the ’908 patent”); 9,144,568 (“the ’568 patent”); 9,572,887 (“the ’887 patent”); 9,597,397 (“the ’397 patent”); 9,597,398 (“the ’398 patent”); 9,597,399 (“the ’399 patent”); 9,000,021 (“the ’021 patent”); 9,579,384 (“the ’384 patent”); 10,010,533 (“the ’533 patent”); and 11,103,483 (“the ’483 patent”) (collectively, the “Asserted Patents”);

WHEREAS, Eagle also owns United States Patent Nos. 8,609,707 (“the ’707 patent”); 9,265,831 (“the ’831 patent”); 9,572,796 (“the ’796 patent”); 9,572,797 (“the ’797 patent”); 10,052,385 (“the ’385 patent”) (collectively, with the Asserted Patents, the “Eagle Patents”);

WHEREAS, Teva owns United States Patent No. 8,791,270 (“the ’270 patent”) (collectively, with the Eagle Patents, the “Orange Book Patents”);

WHEREAS, Eagle is the holder of New Drug Application No. 208194, which is approved by the Food and Drug Administration (“FDA”) for the manufacture and sale of bendamustine hydrochloride injection solution in a 100 mg/4 mL (25 mg/mL) dosage strength for intravenous infusion over ten (10) minutes from a 50 mL infusion bag and used for the treatment of chronic lymphocytic leukemia (“CLL”) and non-Hodgkin’s lymphoma (“NHL”) which Teva and its Affiliates market in the Territory under the brand name BENDEKA®;

WHEREAS, Eagle and Cephalon entered into an Exclusive License Agreement on February 13, 2015, as amended (the “Exclusive License Agreement”), pursuant to which Eagle granted Cephalon an exclusive license under certain patents, including the Eagle Patents, for the commercialization of the Bendeka® NDA Product (as defined below) in the Territory (as defined below), including the right to sue for patent infringement;

WHEREAS, on or around October 14, 2015, Cephalon assigned its rights in the Exclusive License Agreement to Teva GmbH;

WHEREAS, Hospira is the holder of New Drug Application No. 211530, which was submitted to the FDA pursuant to 21 U.S.C. § 355(b)(2) seeking approval to market in the United States a generic bendamustine hydrochloride injection solution in a 25 mg/1 mL, 100 mg/4 mL, and 200 mg/8 mL (25 mg/mL) dosage strength containing a certification pursuant to 21 U.S.C.
§ 355(b)(2)(A)(iv), alleging that the Orange Book Patents are not infringed or invalid;

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Exhibit 10.4

WHEREAS, Plaintiffs have contended that the Asserted Patents are valid and enforceable and that, but for the license granted to Hospira under this Agreement, the commercial manufacture, use, sale, offering for sale, or importation of Hospira Product (as defined below) in or for the Territory would infringe the Patents-In-Suit;

WHEREAS, Hospira has contended that the product described in the Hospira NDA (as defined below) does not infringe the Asserted Patents and/or that those patents are invalid;

WHEREAS, Plaintiffs and Defendant are involved in two (2) litigations in the United States District Court for the District of Delaware (the “District Court”), namely (i) Civil Action No. 18-cv-01704 (CFC) and (ii) Civil Action No. 21-cv-01619 (CFC) (collectively, the “Lawsuits”), concerning, inter alia, the validity of the Asserted Patents, as well as the alleged infringement by Defendant of the Asserted Patents resulting from the filing by Defendant of the Hospira NDA and related certification pursuant to 21 U.S.C. § 355(b)(2)(A)(iv);

WHEREAS, on December 16, 2019, the District Court denied Hospira’s motion to dismiss with respect to the ’887 patent and granted Hospira’s motion to dismiss with respect to all other patents asserted in Civil Action No. 18-cv-01704 (CFC), as a result of which the ’887 patent and the ’483 patent asserted in the second of the two (2) Lawsuits referenced in the immediately foregoing recital are the remaining asserted patents in the Lawsuits (the “Patents-In- Suit”);

WHEREAS, Plaintiffs have previously sued other defendant ANDA filers Apotex Inc. and Apotex Corp. (collectively, “Apotex”), Fresenius Kabi USA, LLC (“Fresenius Kabi”), Mylan Laboratories Ltd. (“Mylan”), and Slayback Pharma LLC (“Slayback”) for infringement of certain of the Orange Book Patents;

WHEREAS, on July 6, 2020, the district court entered judgment for Plaintiffs and against Apotex, Fresenius Kabi, Mylan, and Slayback for infringement and non-invalidity of one or more of the Orange Book Patents in Civil Action No. 15-cv-01154 (CFC);

WHEREAS, Apotex, Fresenius Kabi, and Mylan appealed this Court’s judgment of non- invalidity to the United States Court of Appeals for the Federal Circuit, which affirmed the district court’s judgement in Case No. 20-2134 on August 13, 2021, and denied Apotex and Mylan’s Petition for Rehearing En Banc on October 15, 2021;

WHEREAS, Apotex filed a petition for a writ of certiorari with the United States Supreme Court in Case No. 21-893 on December 14, 2021, which the Supreme Court denied on February 22, 2022;

WHEREAS, Plaintiffs are involved in litigations in the District Court for infringement of the Patents-In-Suit, pursuant to which Plaintiffs have sued (i) Accord Healthcare Inc. in Civil Action No. 21-952-952 (CFC) (the “Accord Litigation”) and (ii) Dr. Reddy’s Laboratories, Ltd. and Dr. Reddy’s Laboratories, Inc. in Civil Action No. 21-cv-00695 (CFC) (the “DRL Litigation”);

WHEREAS, the Parties desire and agree to enter into this Agreement to avoid the costs, uncertainty, and risk associated with continued litigation of this matter, including the pending

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Lawsuits, and to pennit entiy of generic competition prior to the expiration of the Patents-In-Suit upon the tenns and subject to the conditions set fo1th herein, and Defendant agrees not to make, have made, use, sell, offer for sale or impo1i the Hospira Product in the Te1Tito1y before the License Effective Date (as defined below) except as expressly pennitted by the tenns and conditions of this Agreement;

WHEREAS, other than the stipulation dismissing Hospira from the Lawsuits, this Agreement is the only agreement between the Paiiies related to the settlement of the Lawsuits with respect to the Hospira NDA and the Hospira Product; and

WHEREAS, no Paiiy has received any consideration from any other Pa1iy for its entiy into this Agreement other than that which is described in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and the consideration described herein, the sufficiency and receipt of which ai·e hereby acknowledged, the Paiiies hereto, intending to be legally bound hereby, agree as follows:

1.DEFINITIONS

1.1"Affiliates" means, with respect to a Pa1iy, any entity that, directly or indirectly, through one or more inte1mediai·ies, conu-ols, is conti·olled by, or is under common conu-ol with, such Paiiy. For purposes of this definition, "conti·ol" (including the tenns "conu-olled by" and "under common conti·ol with") of a business entity means the direct or indirect ownership of more than fifty percent (50%) of the voting stock or other ownership interest in such entity; or the direct or indirect ownership of the power to direct the management and policies of the other entity by any means whatsoever. For clai·ity, legal counsel for a Party ai·e not Affiliates.
1.2"ANDA" means an abbreviated new diug application filed pursuant to 21 U.S.C.
§ 355(j).

1.3"ANDA Product" means a phaimaceutical product that (a)(i) is a bendamustine hydi·ochloride solution, and (ii) is therapeutically equivalent to the Bendeka®
NDA Product, as manufactured or sold for use in the Te1Tito1y in a 100 mg/4 mL

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Exhibit 10.4

25 m /mL

•• ••

.    ! I    • •    •• •

·    • •
•• • • •    ••

for the u-eatment of CLL and NHL    -
and (b) is sold, offered for sale or disu-ibuted under an ANDA that references the Bendeka®NDA Product as the reference-listed diug and is filed or othe1wise conu-olled by a person or entity other than Plaintiffs or their Affiliates. For the avoidance of doubt, the Hos ira Product is not an ANDA

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1.1"Bendeka®NDA" means NDA No. 208194, and any amendments or supplements thereto, including additional indications, additional dosage strengths, or additional infusion bag volumes between 25 to 100 mL that are added to NDA No. 208194 after the Effective Date.

1.2"Bendeka®NDA Product" means the bendamustine hydrochloride solution product that is the subject of the Bendeka®NDA and marketed in the Tenito1y under the BENDEKA® trademark or any successor trademark thereto in a 100 mg/4 mL (25 mg/mL) dosage strength for intravenous infusion over ten (10) minutes from a 50 mL infusion ba and used for the treatment of CLL and NHL,

1.3"Controlled" means, with respect to any patent right granted to Defendant, and/or regulato1y exclusivity waived by the relevant Plaintiff, under this Agreement, the ownership of, or exclusive license rights to, such patent right and/or regulato1y exclusivity by the relevant Plaintiff or its Affiliates that pennits such Plaintiff or its Affiliates to grant such patent right or waive such regulato1y exclusivity to Defendant without violating the tenns of any agreement or other aiTangement with any Third Paiiy or being obligated to pay any royalties or other consideration therefor. Notwithstanding the foregoing, with respect to any patent right and/or regulato1y exclusivity Controlled by an Affiliate of a Plaintiff, such patent right and/or regulato1y exclusivity will only be treated as "Controlled" under this Agreement for so long as such Affiliate remains an Affiliate of such Plaintiff.
1.4"Final Comi Decision" means a decision by a comi on the merits (e.g., after a trial or summaiy judgment motion) whereby such court enters final judgment from which no appeal (other than a petition to the United States Supreme Comi for a writ of ce1iiorai·i) has been or can be taken.

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1.5

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1.4"Hospira Product" means the NDA Product that is the subject of the Hospira NDA.
1.5"License Effective Date" means the earliest to occur of the following:

(a)Januaiy 17, 2028; (b)

provided, however, that a License Effective Date under this clause (b) shall (i) occur only if the Third Pa1ty against whom the Licensed Patents or a subset thereof were asserted in connection with such Final Court Decision included in its NDA or ANDA for its NDA Product or ANDA Product, respectively, a ce1tification pursuant to 21 U.S.C.

(c)the date of a decision by the United States Patent Trial and Appeal Boai·d ("PTAB") from which no appeal (other than a petition to the United States Supreme Comt for a writ of ce1tiorari) has been or can be taken, that all of the adjudicated and unexpired claims of the Licensed Patents ai·e unpatentable;

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(d)the date on which all of the Patents-In-Suit have expired, become pennanently abandoned or disclaimed, withdrawn, or delisted from the Orange Book.
1.6"Licensed Patents" means the Patents-In-Suit, any conections, extensions (including pediatric exclusivities), reissues, or reexaminations of such patents, and any amended claims of such patents arising out of an inter partes review, post grant review, or other patent proceeding.
1.7"NDA" means a new drng application filed pursuant to 21 U.S.C. § 355(b)(2).

1.8"NDA Product" means a phannaceutical product that (a)(i) is a bendamustine hydrochloride solution, (ii) is therapeutically equivalent to the Bendeka®NDA Product, as manufactured or sold for use in the Tenito1y in a 100 mg/4 mL (25
Ill

and (b) is sold, offered for sale or distributed under an NDA that references the Bendeka®NDA Product as the reference-listed drng and is filed or othe1wise controlled by a person or entity other than Plaintiffs or their Affiliates. For the avoidance of doubt an NDA Product does not include 1

1.9"Orange Book" means FDA's publication entitled Approved Drng Products with Therapeutic Equivalence Evaluations.
1.10"Other Patents" means, other than the Licensed Patents, any other patent, including but not limited to Orange Book Patents that are not Patents-In-Suit, or patent application, and any conections, extensions (including pediatric exclusivities),

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reissues, or reexaminations of such other patents or amended claims of such other patents arising out of an inter partes review, post-grant review, or other patent proceeding Controlled now or in the future by a Plaintiff or any of its Affiliates that claim or cover the making, using, selling, offering for sale or impo1iation of the Hospira Product in the Tenito1y.
1.11

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Exhibit 10.4

1.1“Third Party” means any entity or person that is not a Party or an Affiliate of a Party.

2.SETTLEMENT; DISMISSAL; RELEASE

2.1All of the terms and conditions set forth in this Agreement shall be binding on the Parties and their Affiliates as of the Effective Date.

2.2Dismissal. In consideration of the mutual benefits of entering into this Agreement, the Parties shall enter into and cause to be filed with the District Court, within five (5) days of the Effective Date, a joint motion to dismiss with prejudice all claims, defenses, and counterclaims as between Plaintiffs and Defendant in the Lawsuits, substantially in the forms attached hereto as Exhibit A.

2.3Release. In settlement of the disputed claims in the Lawsuits, and in consideration of the mutual execution of this Agreement and the mutual agreement to be legally bound by the terms hereof, each Plaintiff, on the one hand, and Defendant, on the other hand, on behalf of itself and its predecessors, successors, assigns, shareholders, officers, directors, employees, trustees, agents, representatives, licensees, licensors, parents, subsidiaries and Affiliates and all others claiming by, through and under them, hereby fully, finally, irrevocably and forever (but subject to this Section 2.3) releases, relinquishes, acquits and discharges the other Party and its predecessors, successors, assigns, shareholders, officers, directors, employees, agents, representatives, licensees, licensors, parents, subsidiaries, Affiliates, customers, suppliers, importers, manufacturers, and distributors, if any, from any and all claims, demands, causes of action, liabilities, losses, all manner of actions, judgments, settlements, interest, damages, punitive damages and other damages or costs of whatever nature (including costs, expenses, and attorneys’ fees), whether known or unknown, foreseen or unforeseen, certain or contingent, accruing before the Effective Date, arising out of, derived from, predicated upon, or relating to the Hospira Product and Hospira NDA or its filing; provided, however, that nothing herein shall (i) constitute a release of any obligations of Plaintiffs or Defendant (or their respective Affiliates) under this Agreement or prevent a Party from invoking the continuing jurisdiction of the District Court in the Lawsuits to enforce the terms and provisions of this Agreement or (ii) prevent or impair the right of any Party to bring a proceeding in court or any other forum for a breach of this Agreement or any representation, warranty, or covenant herein, or with respect to any product other than the Hospira Product, or any proceeding outside of the Territory. Notwithstanding anything to the contrary, nothing included herein is intended to restrict, limit, or otherwise abrogate any rights Hospira and its Affiliates have under 35 U.S.C.
§ 271(e)(1).

2.4Unknown Claims. Each Party, on behalf of itself and its Affiliates, hereby expressly waives and relinquishes any and all provisions, rights and benefits conferred by Section 1542 of the California Civil Code, which provides as follows:

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A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Further, each Paiiy, on behalf of itself and its Affiliates, and its and their respective directors, officers, members, managers, paitners, employees, agents, representatives, assigns, predecessors, successors or other related persons or entities, expressly waive and relinquish all rights and benefits afforded by any law in any other jurisdiction similai·to Section 1542 of the California Civil Code.

1.1

1.2

1.3No Assignment of Claims. Each Paiiy represents and wanants and covenants that it has not heretofore assigned or ti·ansfe1Ted, and will not assign or othe1wise ti·ansfer, to any

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person or entity any matters released by such Paiiy in Section 2.3, and each such Paiiy agrees to indemnify and hold haimless the other Paiiies and the other persons and entities released under Section 2.3 from and against all such released matters ai·ising from any such alleged or actual assignment or ti·ansfer.

1.4Reliance on Agreement. For the avoidance of doubt, nothing herein shall be construed as an admission or waiver as to any factual or legal matter by any Paiiy or its Affiliates with respect to (a) any jurisdiction outside of the Tenito1y, (b) any products other than the Hospira Product or (c) any patents other than the Licensed Patents or Other Patents solely with respect to the Hospira Product and Hospira NDA. No Pai·ty shall seek to rely upon or enter this Agreement or any admission

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herein into evidence in any proceeding other than a proceeding relating to a claimed breach of this Agreement.
3.LICENSE; RESTRICTIONS

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1.5License Grant. Subject to the tenns and conditions of this A hereby grant to Hospira and its Affiliates
as permitted under Section 8.10), non-exc us1ve, revoca e    ursuant to
Section 5.4) license under the Licensed Patents to manufacture, have aintiffs (except
manufactured, use, sell, offer to sell, and impo1i the Hospira Product in the Tenito1 as of and followin the License Effective Date.

Plaintiffs shall impose the foregoing license on its Affiliates and any Third Party to which Plaintiffs may assign, license, sublicense, or othe1wise transfer any rights to or under (in each case, that includes the right to asse1i) the Licensed Patents.

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1.1

1.2No Other Licenses: Disclaimer. Other than the license and other rights expressly granted or pennitted in Sections 3.1, 3.2, 3.5, and 3.6, respectively, nothing in this

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Exhibit 10.4

Agreement will or shall be construed as granting Defendant any other license or other rights. Notwithstanding anything to the contl'aiy in this Agreement, nothing
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Exhibit 10.4

in this Agreement will, or be construed as: (a) creating an obligation by Plaintiffs (or confening a right by Defendant) to bring or prosecute actions or suits against any Third Party for infringement of the Licensed Patents; (b) confening a right to use any ti-ademark or ti·ade name of any Party; (c) granting by implication, estoppel or othe1wise, any licenses or rights under any patent rights, except as expressly described in this Agreement; (d) granting b im lication, esto    el or othe1wise an waiver or other ri hts with res ect to

or (ii) any bendamustine product in any dosage fonn other than the rights expressly granted in Sections 3.1, 3.2, 3.5, and 3.6, with respect to the Hospira Product.

1.3Covenant Not to Challenge and Assist Challenges to the Licensed Patents and Other Patents.

(a)Except to the extent required by law or order of a comi or administi·ative agency of competent jurisdiction, Hospira hereby covenants and agrees that, from and after the Effective Date, it shall not, and shall cause its Affiliates not to: (i)(A) challenge, dispute or contest the validity, enforceability, patentability, priority of invention or other claim to priority, or patent te1m adjust:Inent of the Licensed Patents or Other Patents, or (B) assert the non-infringement of the Licensed Patents or Other Patents with respect to the manufacture, use, sale, offer to sell, impo1iation or disti·ibution of any NDA Product or ANDA Product, in each case ((A) or (B)), in any reexamination, inter partes proceeding, protest, observation, comment, opposition, third-paiiy submission, post grant proceeding, inter partes review, post grant review, covered business method review, derivation proceeding, interference or other action or proceeding in the United States Patent and Trademark Office ("USPTO") or any United States comi proceedings or ti-ibunal, or submit or cause, in any manner, to be submitted, any conespondence or communication with the USPTO with respect to the Licensed Patents and Other Patents; or (ii) assist, encourage, finance, or join any proceeding with any Third Pa1iy challenging, disputing or contesting, or who may challenge, dispute or contest, the validity, enforceability, patentability, priority of invention or other claim to priority, or patent tenn adjustment of the Licensed Patents or Other Patents, or asse1iing the non-infringement of any of the Licensed Patents or Other Patents in connection with an NDA Product or ANDA Product.

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Exhibit 10.4

(b)

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Exhibit 10.4

(a)Without limiting the generality of the foregoing, Defendant shall instrnct the attorneys and expe1ts engaged by or on its behalf in connection with the Lawsuits not to use or transfer to any Third Party any confidential infonnation of Hospira or its Affiliates or any work product or other materials generated in connection with the Lawsuits, unless such disclosure is compelled by law.

1.6Covenant Not to Sue. As pait of the license rights granted in this Section 3, with respect to the Hospira Product, and effective on the License Effective Date, Plaintiffs and their Affiliates nTevocably covenant not to sue (provided HospiI·a has not materially breached this Agreement, and subject to Section 5.3), asse1t any claim or othe1wise paiticipate in any action or proceeding against, Defendant and its Affiliates, and their impo1ters, suppliers, manufacturers, distributors, and customers for infringement of the Licensed Patents and Other Patents solely with respect to Defendant's or its Affiliates' (a) making, having made, using, selling, offering for sale, and nnpo1tation of Hospira Product in the TeITito1 as of and followin the License Effective Date ursuant to Section 3.1
b

Plaintiffs shall impose the foregoing covenant not to sue on its Affiliates and any Thn·d Party to which Plaintiffs may assign license, sublicense, or othe1wise transfer any rights to or under (in each case, that includes the right to asse1t) the Licensed Patents or Other Patents.

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1.7Regulato1y Approval. (a)

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(b)        Each Plaintiff hereby agrees any regulato1y exclusivities existing as of the Effective D prevent approval or marketi the License Effective Date p

Product,

at may s of

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-    For the avoidance of doubt, each Plaintiff shall cause any Affiliates to waive as a    licable with res ect to the Hos ira Product, any regulato1y exclusivitie        existing as
of the Effective Date, Controlled by that Plaintiff that may prevent approval or marketing of the Hospira Product he
License Effective Date pursuant to Section 3

( c)        If requested by Hospira, Plaintiffs and their Affiliates shall reasonably promptly provide written notice to FDA evidencing the license rights, covenant not to sue and waiver of regulato1y exclusivities granted to Hospira as set fo1ih in this Agreement with respect to the Hospira NDA and Hospira Product and indicating that Plaintiffs and their Affiliates have no objection to final approval of the Hospira NDA, and shall confinn to Hospira that it has done so and Hospira shall then also provide a copy of Plaintiffs' cones ondence to the FDA if re uired b the FDA.

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1.4

Impact of Granting Certain Licenses to Third Parties. [redacted]

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1.8

4.FTC REVIEW

4.1This Agreement shall be submitted to the federal antitmst agencies pmsuant to the Medicare Modernization Act within ten (10) business days of its execution. Each Party shall notify the other Paiiies when it has submitted this Agreement to such agencies. The Paiiies hereby agree that they will work in good faith to resolve any

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related issues and endeavor to modify this Agreement in view of any objections from such federal antitiust agencies, but no Paiiy shall be required to accept any tenns that materially change or modify the pmposes of this Agreement.
5.TERM AND TERMINATION

5.1Tenn. Unless eai·lier terminated in accordance with the te1ms of this Section 5, the te1m of this Agreement will commence on the Effective Date and will remain in effect until the expiration of the last to expire of the Licensed Patents. For the avoidance of doubt, the respective te1ms of the Licensed Patents include any te1m extensions or adjust:Inents to which the Licensed Patents are entitled, in each case whether granted or allowed before, on, or after the Effective Date, and the tenn of

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this Agreement shall nm until the last to expire of such extensions and pediatric exclusivities, whenever granted.

1.1

Plaintiffs and Defendant may tenninate this Agreement at any time in the event that the other Pru    or an of its Affiliates materiall breaches this A ·eement

1.2Effect of Expiration or Te1mination. Expiration or te1mination of this Agreement will not relieve the Pruiies of an obli ation accrnin    rior to such ex iration or tennination.
-    In addition,
expiration or te1mination of this Agreement.

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1.3E uitable Remedies· Te1mination for Breach.    tor an of its Affiliates materiall breac        11

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6.CONFIDENTIALITY; PUBLICITY

6.1The Pa1iies hereby agree that, except to enforce this Agreement or lmless othe1wise agreed to by the Pruties in writing or as required by law, the Parties, their Affiliates and their respective employees, officers, directors and other

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representatives shall not publish or otherwise disclose the contents of this Agreement, except that (a) each Party may disclose this Agreement (i) to its attorneys, advisors, consultants, agents (including Defendant’s manufacturer(s)), and representatives who in each case are subject to obligations of confidentiality consistent with this Agreement, and (ii) if any Party becomes required to disclose this Agreement by law, regulation or order of a court or administrative agency, including reporting requirements to the U.S. Securities and Exchange Commission or by the rules or regulations of any stock exchange to which the Parties are subject, (b) the Parties may communicate with the FDA on a confidential basis prior to the License Effective Date concerning the approval of the Hospira NDA and the licenses and waivers provided for herein, and (c) Plaintiffs may disclose such terms as may be necessary or useful in connection with any proceeding, agreement or settlement discussions relating to the Licensed Patents, Other Patents, or any bendamustine hydrochloride product, including the License Effective Date defined in this Agreement and the fact that the License Effective Date belongs to Defendant. In the event disclosure is required under the foregoing clause (a)(ii), the Party making such disclosure shall (1) provide the other Parties with as much advance notice as reasonably practicable of the required disclosure, (2) cooperate with the other Parties in an attempt to prevent or limit the disclosure, and (3) limit any disclosure to the specific purpose at issue.

1.4Each Party may, with the prior written approval of the other Party (such approval not to be unreasonably withheld), issue a press release or make a public announcement at any time following the Effective Date indicating that the Parties have settled the Lawsuits, and that Hospira has the right to market the Hospira Product in the Territory beginning January 17, 2028, or earlier based on certain circumstances.

7.REPRESENTATIONS AND WARRANTIES

7.1Each Party represents and warrants to the other, as of the Effective Date of this Agreement, that:

(a)Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c)This Agreement has been duly executed by such Party and constitutes a valid and legally binding obligation of such Party, enforceable in accordance with its terms;

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(a)To the knowledge of the Parties, the execution, delivery, and performance of this Agreement does not conflict with any agreement, instrument, or understanding, oral or written, to which such Party is bound nor violate any law or regulation of any court, governmental body, or administrative or other agency having jurisdiction over it;

(b)Such Party represents and warrants that it has been advised by its counsel of its rights and obligations under this Agreement and enters into this Agreement freely, voluntarily, and without duress; and

(c)Such Party represents and warrants that it is not relying on any promises, inducements, or representations other than those provided herein.

1.5Defendant Representations and Warranties. As of the Effective Date, Defendant represents and warrants that: (a) Defendant is the true owner of the Hospira NDA; and (b) Defendant has received no notice or claim and knows of no reason for the assertion of any notice or claim contesting clause (a).

1.6Plaintiffs Representations and Warranties. As of the Effective Date, Plaintiffs represent and warrant that they have the right and authority to (a) enter into this Agreement, (b) settle the Lawsuits between the Parties, and (c) grant the license rights to Defendant as set forth in this Agreement.

1.7Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF APPLICABLE LAW.

8.GENERAL PROVISIONS

8.1Waiver. None of the provisions of this Agreement will be considered waived by any Party unless such waiver is agreed to, in writing, by authorized agents of such Party. The failure of a Party to insist upon strict conformance to any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law will not be deemed a waiver of any rights of any Party.

8.2Choice of Law and Remedies. The law of the State of Delaware shall govern this Agreement, the interpretation and enforcement of its terms and any claim or cause of action (in law or equity), controversy or dispute arising out of or related to it or its negotiation, execution or performance, whether based on contract, tort, statutory or other law, in each case without giving effect to any conflicts-of-law or other principle requiring the application of the law of any other jurisdiction. The United States District Court for the District of Delaware shall have exclusive jurisdiction in all matters arising under this Agreement, and the Parties hereto expressly consent and submit to the personal and subject matter jurisdiction of the United States District Court for the District of Delaware in connection with matters arising out of or related to this Agreement, and if jurisdiction in the

22

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Exhibit 10.4

United States District Comi for the District of Delaware is not possible, will submit any dispute arising out of or related to this Agreement to another comi of competent jmisdiction in the State of Delaware. This Agreement does not limit or restrict the remedies available to any Paiiy for the breach of another Pa1iy, and the Paiiies expressly reserve any and all remedies available to them, at law or in equity, for breach of this Agreement or othe1wise.

8.3Costs. Each Pai·ty shall each beai·its own costs and legal fees associated with the negotiation and prepai·ation of, and perfonnance under, this Agreement and any activities related to the implementation of this Agreement.

8.4Entire Agreement. This Agreement constitutes the entire agreement among the Paiiies relating to the subject matter hereof and supersedes all previous agxeements and understandings, oral or written, with respect to such matters.

8.5Notice. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delive1y upon a Paiiy, if delivered by a reputable overnight express comier service (charges prepaid), or if sent by email (with confinnation receipt) to the person at the address set fo1ih below, or such other address as may be designated in writing hereafter, in the same manner, by such person as follows:
Ifto Teva:    Teva Phaimaceuticals Monis Co1porate Center III
400 Inte1pace Pai-Icway, Bldg. A
Pai·si 054 Attn:_, Chief Legal Officer
with a copy to (with such copy not constituting notice):

Williains & Connolly LLP 725 Twelfth St. NW Washin ton DC 20005
Attn:
Ifto Eagle:    Eagle Phaimaceuticals, Inc.
50 Tice Blvd, Suite 315 Woodcliff Lake NJ 07677
Attn:    General Counsel

23

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Exhibit 10.4

with a copy to (with such copy not constituting notice):

Latham & Watkins LLP 555 Eleventh Street, NW Suite 1000
Washington, DC 20004-1304 Attn:

If to Defendant:    Hospira, Inc.
275 North Field Drive Lake Forest, IL 60045 Attn:
Executive Vice President, General Counsel with a copy to (with such copy not constituting notice):
Willkie Farr & Gallagher LLP 300 North LaSalle Dr.
Chicago, IL 60654-3406 Attn:

Such notices will be deemed to have been given on the date delivered in the case of delivery by personal delivery or overnight courier or on the date actually received in the case of email delivery.

1.8Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. If, however, any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason, the Parties shall negotiate in good faith for a substitute provision to continue the intent and purpose of such invalid provisions, and the validity, legality, and enforceability of the remaining provisions shall not be in any way impaired thereby.

1.9Amendments. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

1.10Descriptive Headings. The captions and descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

1.11Third-Party Benefit. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any Third Party except as otherwise expressly provided herein.

1.12Assignment. Defendant will not assign this Agreement or any part hereof or any interest herein (whether by operation of law or otherwise) without the prior

24

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Exhibit 10.4

written consent of Plaintiffs (such consent not to be unreasonably withheld, conditioned, or delayed); provided, however, that Defendant may assign this Agreement in whole without such prior consent (a) to any Affiliate of Defendant (for as long as such assignee remains an Affiliate of Defendant); or (b) to any successor entity in the case of a merger, consolidation, change in control or sale of all or substantially all of the assets related to this Agreement. Plaintiffs may assign this Agreement or any part hereof or any interest herein (whether by operation of law or otherwise) without the prior written consent of Defendant, provided that in either case, (i) each assigning party shall provide written notice to the other Parties of any permitted assignment of this Agreement, and (ii) such successor agrees in writing for the benefit of the non-assigning Party to assume all of the obligations of the assigning Party. No assignment will be valid unless the permitted assignee(s) assumes all obligations of its assignor under this Agreement. No assignment will relieve any assigning Party of responsibility for the performance of its obligations hereunder. Any purported assignment in violation of this Section 8.10 will be null and void ab initio. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns. For clarity, any successors or permitted assigns to this Agreement are permitted to assign the Agreement as if they were an original Party or Parties to this Agreement, subject to the same terms and obligations regarding assignment under this Section 8.10 that apply to the original Party or Parties to the Agreement.

1.5Counterparts; Electronic Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such agreement or instrument, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties.

[SIGNATURES FOLLOW ON NEXT PAGE]

25

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Exhibit 10.4

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.
CEPHALON, INC.    HOSPIRA, INC.

By:    ,S            By:             Name:        f;. Diclf/2.        ,1/4:,v;:f'    Name:     _
Title:

By:
Name:
Title:
TEVA PHARMACEUTICALS INTERNATIONAL GMBH

By:             Name:     _
Title:

By:             Name:     _
Title:
EAGLE PHARMACEUTICALS, INC.

By:             Name:     _
Title:

US-DOCS\127266127.19

04-14-2022

Exhibit 10.4

DocuSign Envelope ID: 89815916-D088-4594-92CE-7C6121399F41

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duJy authorized representative as of the Effective Date.
CEPHALON, INC.    HOSPIRA, INC.

04-14-2022

US-OOCS\127266127.19

Exhibit 10.4

By:

Name: -----------
Title:

By:             Name:      _
Title:

By:
Name:
Title:    \IP 1 '9C.. #0t    ,4. cl
:i:P'-,h:qafiCV'\
TEVA PHARMACEU'tICALS
INTERNATIONAL GMBH

By:
Name:

Title:

By:

Naama    saram    _
General Manager

Pascal    Guichard
Name:

Title:

Associate Director Accounting
EAGLE PHARMACEUTICALS, INC.

By: Name:

Title:

04-14-2022

US-OOCS\127266127.19

Exhibit 10.4

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.
CEPHALON, INC.    HOSPIRA, INC.

Exhibit 10.4

By:
Name:

By:

Name:

Title:         Title:

By:      Name:      Title:
TEVA PHARMACEUTICALS INTERNATIONAL GMBH

By:      Name:      Title:

By:      Name:          Title:      EAGLE PHARMACEUTICALS, INC.

By:
Namerf1/;WJ 0Jrt.Jk:r.
Title:    £V f (rC i CC 0

US-DOCS\127266127.19    04-14-2022

Exhibit 10.4

fN WlTNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

CEPHALON, INC.    HOSPIRA, INC.

Exhibit 10.4

By:

Name: -----------
Title:

By:             Name: ...::J:e•ft'q     /41.. Afye-,v..;
/
Title: Al/ulflt1v :Cn ff;(.i
/

Exhibit 10.4

Exhibit 10.4

By:             Name:      Title:
TEVA PHARMACEUTICALS INTERNATIONAL GMBH

By:             Name:          Title:

By:             Name:          Title:
EAGLE PHARMACEUTICALS, INC.

By:

Name:      Title:

US-DOCS'.t27'.?661:?7. l 9    04-14-2022

Exhibit 10.4

EXHIBIT A
[Attached]

Exhibit 10.4

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE

EAGLE PHARMACEUTICALS, INC., TEVA PHARMACEUTICALS INTERNATIONAL GMBH, and CEPHALON, INC.,

Plaintiffs,

v.

HOSPIRA, INC.,

Defendant.

C.A. No. 18-cv-01704

STIPULATION AND [PROPOSED] ORDER

By virtue of a settlement agreement between the parties, and pursuant to Federal Rules of Civil Procedure 41(a)(l) and 41(c), Plaintiffs Teva Pharmaceuticals International GmbH, Cephalon, Inc., and Eagle Pharmaceuticals, Inc. (collectively, “Plaintiffs”) and Defendant Hospira, Inc. (“Hospira”) hereby stipulate and agree that Plaintiffs’ action against Hospira with respect to Hospira’s NDA Product, including all claims and defenses asserted by Plaintiffs against Hospira and all claims and defenses asserted by Hospira against Plaintiffs with respect to Hospira’s NDA Product, are hereby dismissed with prejudice and without costs, disbursements, or attorneys’ fees to any party. It is further stipulated that the U.S. District Court for the District of Delaware retains jurisdiction to enforce and resolve any disputes arising under the Agreement.

Exhibit 10.4

Respectfully submitted, [Signature Block]

Exhibit 10.4

IT IS SO ORDERED this     day of     , 2022

The Honorable Colm F. Connolly

Exhibit 10.4

IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE

C.A. No. 21-cv-01619

STIPULATION AND [PROPOSED] ORDER

By virtue of a settlement agreement between the parties, and pursuant to Federal Rules of Civil Procedure 41(a)(l) and 41(c), Plaintiffs Teva Pharmaceuticals International GmbH, Cephalon, Inc., and Eagle Pharmaceuticals, Inc. (collectively, “Plaintiffs”) and Defendant Hospira, Inc. (“Hospira”) hereby stipulate and agree that Plaintiffs’ action against Hospira with respect to Hospira’s NDA Product, including all claims and defenses asserted by Plaintiffs against Hospira and all claims and defenses asserted by Hospira against Plaintiffs with respect to Hospira’s NDA Product, are hereby dismissed with prejudice and without costs, disbursements, or attorneys’ fees to any party. It is further stipulated that the U.S. District Court for the District of Delaware retains jurisdiction to enforce and resolve any disputes arising under the Agreement.

Exhibit 10.4

Respectfully submitted, [Signature Block]

Exhibit 10.4

IT IS SO ORDERED this     day of     , 2022

The Honorable Colm F. Connolly